UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 22, 2006
         --------------------------------------------------------------

                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


            000-28217                                     59-3218138
            ---------                                     ----------
     (Commission file number)               (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
       ------------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.03.        Bankruptcy or Receivership

On May 22, 2006, the Registrant filed a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Code. The proceeding has been assigned case number 6-06-bk-01171 and is pending in the US Bankruptcy Court for the Middle District of Florida, Orlando Division. The Registrant is managing its own affairs and business, pursuant to 11 USC Sec 1107.


Item 8.01.        Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the Company's press release dated May 22, 2006.


Item 9.01.        Financial Statements and Exhibits.


Exhibit 99.1 -Press Release dated May 22, 2006


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




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AIRNET COMMUNICATIONS CORPORATION
                                   Registrant



                                   By:   /s/ Stuart P. Dawley, Esq.
                                        ----------------------------------------
                                         Stuart P. Dawley, Esq.
                                         Vice President, General Counsel and
                                         Secretary

Dated: May 22, 2006

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